SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
August 12, 2003

MEDSTONE INTERNATIONAL, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-16752	66-0439440

(Commission File Number)	(I.R.S. Employer Identification No.)

100 Columbia, Suite 100, Aliso Viejo, CA 92656

(Address of Principal Executive Offices)

(949) 448-7700

(Registrants’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Exhibits

99.1	Medstone International, Inc. press release dated August 12, 2003.

Item 9.    REGULATION FD DISCLOSURE (FURNISHED UNDER ITEM 12)

The information furnished under “Item 9. Regulation FD Disclosure” is intended to be furnished in “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On August 12, 2003, Medstone International, Inc. issued a press release announcing its second quarter 2003 results. A copy of the Company’s release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDSTONE INTERNATIONAL, INC.

Dated: August 12, 2003	By:	/s/ Mark Selawski
Mark Selawski Chief Financial Officer

Exhibit Index

Number	Description

99.1	Medstone International, Inc. press release dated August 12, 2003